EXHIBIT 10.1


***** Confidential Treatment has been requested for portions of this agreement. The copy file herein omits information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.


                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of January 26, 2000, by and among eGlobe, Inc., a Delaware corporation, with headquarters located at 1250 24th Street, NW, Suite 725, Washington, DC 20037 ("Company") and each of the purchasers set forth on the signature pages hereto (the "Buyers").

         WHEREAS:

         A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

         B. The Company has authorized a new series of preferred stock, designated as Series P Convertible Preferred Stock (the "Series P Preferred Stock"), having the rights, preferences and privileges set forth in the Certificate of Designations, Rights and Preferences attached hereto as Exhibit "A" (the "Certificate of Designation") and has authorized the issuance to the Buyers of an aggregate of Fifteen Thousand (15,000) shares of Series P Preferred Stock (together with any shares of Series P Preferred Stock issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Preferred Shares");

         C. The Series P Preferred Stock is convertible into shares of common stock, $.001 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

         D. The Company has authorized the issuance to the Buyers of warrants, in the form attached hereto as Exhibit "B", to purchase an aggregate of Three Hundred Seventy-Five Thousand (375,000) shares of Common Stock (the "Warrants");

         E. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) an aggregate of Fifteen Thousand (15,000) Preferred Shares and (ii) the Warrants, for an aggregate purchase price of Fifteen Million Dollars ($15,000,000);

         F. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the number of Preferred Shares and Warrants as is set forth immediately below its name on the signature pages hereto; and



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         G.  Contemporaneous  with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement,
in  the  form  attached  hereto  as  Exhibit  "C"  (the   "Registration   Rights
Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW, THEREFORE, the Company and each of the Buyers severally (and not jointly) hereby agree as follows:


                  1.       PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.

                           a. Purchase of Preferred Shares and Warrants.  On the
Closing Date (as defined below), the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such number of Preferred Shares and Warrants as is set forth immediately below such Buyer's name on the signature pages hereto.

                           b. Form of Payment.  On the Closing  Date (as defined
below), (i) each Buyer shall pay the Purchase Price for the Preferred Shares and Warrants to be issued and sold to it at the Closing (as defined below) (the "Purchase Price") by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing such number of Preferred Shares and Warrants which such Buyer is purchasing and (ii) the Company shall deliver such certificates duly executed on behalf of the Company, to such Buyer, against delivery of such Purchase Price.

                           c.  Closing  Date.  Subject to the  satisfaction  (or
waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares and Warrants pursuant to this Agreement (the "Closing Date") shall be 12:00 noon Eastern Standard Time on January 26, 2000 or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103, or at such other location as may be agreed to by the parties.


                  2. BUYERS' REPRESENTATIONS AND WARRANTIES. Each Buyer severally (and not jointly) represents and warrants to the Company solely as to such Buyer that:

                           a.  Investment  Purpose.  As of the date hereof,  the
Buyer is purchasing the Preferred Shares, the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Shares (including, without limitation, such additional shares of Common Stock as are issuable as a result of the events described in Articles V, VI.D(b) or VI.E of the Certificate of Designation and Section 2(c) of the Registration Rights Agreement (such shares of Common Stock being collectively referred to herein as the "Conversion Shares")), the Warrants and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants (the "Warrant Shares" and, collectively with the Preferred Shares, the Conversion Shares and the Warrants, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof within the meaning of the 1933 Act, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a effective registration statement or an applicable exemption under the 1933 Act.

                           b.  Accredited  Investor  Status.  The  Buyer  is  an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act (an "Accredited Investor").

                           c. Reliance on Exemptions. The Buyer understands that
the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

                           d. Information.  The Buyer and its advisors,  if any,
have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

                           e. Governmental Review. The Buyer understands that no
United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                           f. Transfer or Re-sale.  The Buyer  understands  that
(i) except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor or (d) the Securities are sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

                           g. Legends.  The Buyer understands that the Preferred
Shares and Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed with the Company's transfer agent against transfer of the certificates for such Securities):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

                  The legend set forth above shall be removed and the Company shall issue or caused to be issued a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected, or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable securities laws and prospectus delivery requirements, if any.

                           h. Authorization;  Enforcement. (i) The Buyer has all
requisite power, capacity and authority to enter into and perform this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Buyer, and (iii) this Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes, and upon execution and delivery by the Buyer of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of the Buyer enforceable in accordance with their terms.

                           i.  Residency.   The  Buyer  is  a  resident  of  the
jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

                           j.  No  Conflicts.   The   execution,   delivery  and
performance of this Agreement and the Registration Rights Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (i) if the Buyer is an entity, conflict with or result in a violation of any provision of the certificate of incorporation, bylaws or other organizational documents of the Buyer, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under any agreement to which the Buyer is a party, or (iii) result in the violation of any law, rule, regulation, order, judgment or decree applicable to the Buyer. There are no agreements, laws or other restrictions of any kind to which the Buyer is a party or is subject that would prevent or restrict the execution, delivery or performance of this Agreement by the Buyer.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Buyer that:

                           a.  Organization and  Qualification.  The Company and
each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.
Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the business, operations, assets, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or (iii) on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

                           b.  Authorization;  Enforcement.  (i) The Company has
all requisite corporate power and authority to file and perform its obligations under the Certificate of Designation and to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the Warrants and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares issuable upon conversion or exercise of or otherwise pursuant to the Preferred Shares and the Warrants) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes and, upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants and upon execution and filing of the Certificate of Designation, each of such agreements and instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                           a.  Capitalization.  The authorized  capital stock of
the Company consists of: (a) one hundred million (100,000,000) shares of Common Stock of which thirty-five million eight hundred three thousand two hundred eighteen (35,803,218) shares were issued and outstanding as of January 26, 2000; and (b) ten million (10,000,000) shares of preferred stock, par value $.001 per share, of which, as of January 26, 2000: (i) one hundred twenty-five (125) shares of 8% Series D Cumulative Convertible Preferred Stock are authorized, none of which are outstanding; (ii) one hundred twenty-five (125) shares of 8% Series E Cumulative Convertible Redeemable Preferred Stock are authorized, of which fifty (50) shares are issued and outstanding; (iii) two million twenty thousand (2,020,000) shares of Series F Convertible Preferred Stock are authorized, none of which are outstanding; (iv) five hundred thousand (500,000) shares of Series H Convertible Preferred Stock are authorized, issued and outstanding; (v) four hundred thousand (400,000) shares of Series I Convertible Preferred Stock are authorized, issued and outstanding; (vi) forty (40) shares of 5% Series J Cumulative Convertible Preferred Stock are authorized, issued and outstanding; (vii) thirty (30) shares of 5% Series K Cumulative Convertible Preferred Stock are authorized, issued and outstanding; (viii) one (1) share of 20% Series M Cumulative Convertible Preferred Stock is authorized, issued and outstanding; (ix) twenty thousand (20,000) shares of 8% Series N Cumulative Convertible Preferred Stock are authorized, none of which are outstanding; and
(x) sixteen thousand one hundred (16,100) shares of 10% Series O Cumulative Convertible Preferred Stock are authorized, issued and outstanding. In addition,
(i) 3,250,000 shares are reserved for issuance pursuant to Company stock options, (ii) 32,317,113 shares are reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock (which amount includes 21,346,646 shares issuable upon conversion of shares of preferred stock (excluding the Preferred Shares), 7,553,800 shares issuable upon exercise of non-contingent warrants and 3,416,667 shares issuable upon exercise of contingent warrants) and (iii) 6,000,000 shares are reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below). All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares, the Conversion Shares, the Warrants or the Warrant Shares. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation (including all certificates of designation of the rights, preferences, privileges and restrictions of the various existing series of preferred stock of the Company) as in effect on the date hereof (the "Certificate of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

                           b. Issuance of Shares.  The Preferred  Shares and the
Warrants are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. The Conversion Shares and the Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Preferred Shares and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issuance thereof and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

                           c.   Acknowledgment   of   Dilution.    The   Company
understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of or otherwise pursuant to the Preferred Shares and upon issuance of the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. The Company's directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of or otherwise pursuant to the Preferred Shares and Warrant Shares upon exercise of or otherwise pursuant to the Warrants in accordance with this Agreement, the Certificate of Designation and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. Taking the foregoing into account, the Company's Board of Directors has determined, in its good faith business judgment, that the issuance of the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares hereunder and under the Certificate of Designation and the consummation of the transactions contemplated hereby and thereby are in the best interest of the Company and its stockholders.

                           d.   Series   of   Preferred    Stock.   The   terms,
designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of each series of preferred stock of the Company (other than the Preferred Shares) are as stated in the Certificate of Incorporation, filed on or prior to the date hereof, and the Bylaws. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of the Preferred Shares are as stated in the Certificate of Designation.

                           e.  No  Conflicts.   The   execution,   delivery  and
performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designation and the issuance and reservation for issuance, as applicable, of the Preferred Shares, Conversion Shares, Warrants and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except where such conduct would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Preferred Shares and the Warrants in accordance with the terms hereof and to issue the Conversion Shares upon conversion of or otherwise pursuant to the Preferred Shares and the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. Except as disclosed in Schedule 3(g), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("Nasdaq") and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                           f. SEC Documents; Financial Statements. Except as set
forth on Schedule 3(h), since December 31, 1997, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the
Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has made available to each Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied as to form in all material respects with the applicable requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in Schedule 3(h) or in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1998 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                           g.  Absence of Certain  Changes.  Since  December 31,
1998 and except as set forth in the SEC Documents filed after such date, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, prospects, financial condition or results of operations of the Company or any of its Subsidiaries.

                           h. Absence of Litigation.  Except as disclosed in the
SEC documents or set forth on Schedule 3(j), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. Schedule 3(j) contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                           i. Patents, Copyrights, etc.; Year 2000 Compliance.

                            (i) The Company and each of its Subsidiaries owns or
possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(k) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(k) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

                             (ii) All  of the  Company's  computer software  and
computer hardware, and other similar or related items of automated, computerized or software systems that are used or relied on by the Company in the conduct of its business or that were, or currently are being, sold or licensed by the Company to customers (collectively, "Information Technology"), are Year 2000 Compliant, except for any such failure to be Year 2000 Compliant that would not have a Material Adverse Effect. For purposes of this Agreement, the term "Year 2000 Compliant" means, with respect to the Company's Information Technology, that the Information Technology is designed to be used prior to, during and after the calendar Year 2000 A.D., and the Information Technology used during each such time period will accurately receive, provide and process date and time data (including, but not limited to, calculating, comparing and sequencing) from, into and between the 20th and 21st centuries, including the years 1999 and 2000, and leap-year calculations, and will not malfunction, cease to function, or provide invalid or incorrect results as a result of the date or time data, to the extent that other information technology, used in combination with the Information Technology, properly exchanges date and time data with it. The Company has delivered to the Buyer true and correct copies of all analyses, reports, studies and similar written information, whether prepared by the Company or another party, relating to whether the Information Technology is Year 2000 Compliant.

                           j. No Materially Adverse Contracts,  Etc. Neither the
Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                           k. Tax Status.  Except as set forth on Schedule 3(m),
the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth on Schedule 3(m), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on Schedule 3(m), none of the Company's tax returns is presently being audited by any taxing authority.

                           l.  Certain  Transactions.  Except  as set  forth  on
Schedule 3(n) and except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                           m.  Disclosure.   All  information   relating  to  or
concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which has not been publicly announced or disclosed but, under applicable law, rule or regulation, requires public disclosure or announcement by the Company (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

                           n.  Acknowledgment   Regarding  Buyers'  Purchase  of
Securities. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyers' purchase of the Securities and, except for any such statement included in this Agreement or the Registration Rights Agreement, has not been relied upon by the Company, its officers or its directors in any way. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                           o. No Integrated  Offering.  Neither the Company, nor
any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. The issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

                           p. No Brokers.  The Company has taken no action which
would give rise to any claim by any person (except for Gerard Klauer Mattison & Co., Inc.) for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby. Prior to the date of this Agreement, the Company has furnished to the Buyers a complete and correct copy of the agreement dated December 1, 1999 between the Company and Gerard
Klauer Mattison & Co., Inc. pursuant to which such firm will be entitled to payment relating to the transactions contemplated by this Agreement.

                           q. Permits;  Compliance.  The Company and each of its
Subsidiaries  is  in  possession  of  all  franchises,  grants,  authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), except where the failure to possess any such Company Permit would not have a Material Adverse Effect, and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits, except for any such action that would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 1998, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

                           r. Environmental Matters.

                             (i) Except as set forth in Schedule 3(t),there are,
to the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response,
Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                             (ii) Other than those that are or were stored, used
or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, or to the best of the Company's knowledge leased or used, by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, or to the Company's knowledge leased or used, by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

                             (iii) Except as set forth in Schedule  3(t),  there
are no underground storage tanks on or under any real property owned, or to the Company's knowledge leased or used, by the Company or any of its Subsidiaries that are not in compliance with applicable law.

                           s.   Title  to   Property.   The   Company   and  its
Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in
Schedule 3(u) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

                           t.   Insurance.   The   Company   and   each  of  its
Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                           u. Internal Accounting Controls. The Company and each
of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           v. Foreign  Corrupt  Practices.  Neither the Company,
nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                           w.  Solvency.  The  Company  (both  before  and after
giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

                           x. No  Investment  Company.  The Company is not,  and
upon the issuance and sale of the Securities as contemplated by this Agreement and the Certificate of Designation will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.

                           y. Form S-1  Eligibility.  The  Company is  currently
eligible to register the resale of its Common Stock on a registration statement on Form S-1 under the 1933 Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-1 with respect to the Registrable Securities (as defined in the Registration Right Agreement) within the time periods referred to therein.

                  4.       COVENANTS.

                           a. Best  Efforts.  The  parties  shall use their best
efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

                           b. Form D; Blue Sky Laws.  The Company agrees to file
a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to the Closing Date.

                           c. Eligibility to Use Form S-1; Reporting Status. The
Company represents and warrants that it meets the requirements for the use of Form S-1 for registration of the sale by the Buyer of the Registrable Securities (as defined in the Registration Rights Agreement). So long as the Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company further agrees to file all reports required to be filed by the Company with the SEC in a timely manner so as to become eligible, and thereafter to maintain its eligibility, for the use of Form S-3.

                           d.  Use  of  Proceeds.  The  Company  shall  use  the
proceeds  from the sale of the  Preferred  Shares  in the  manner  set  forth in
Schedule 4(d) attached hereto and made a part hereof and, except as set forth in
Schedule 4(d), shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions


                           e. Additional  Equity Capital;  Right of First Offer.
Subject to the exceptions described below, the Company will not, without the prior written consent of a majority-in-interest of the Buyers, negotiate or contract with any party to obtain additional equity or equity-equivalent financing (including debt financing with an equity component) during the period (the "Lock-up Period") beginning on the Closing Date and ending on the date which is one hundred twenty (120) days from the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective (plus any days in which sales cannot be made thereunder). In addition, subject to the exceptions described below, if the Company wishes to obtain equity or equity-equivalent financing (including debt financing with an equity component) ("Future Financings") during the period beginning on the Closing Date and ending twelve (12) months following the date the Registration Statement is declared effective (plus any days in which sales cannot be made thereunder), it shall first deliver to each Buyer, at least fifteen (15) business days prior to offering such Future Financing to any other Person (as defined in Article IV.B of the Certificate of Designation), written notice describing the proposed Future Financing, including the terms and conditions thereof, and the Buyers shall have the exclusive right to negotiate, and the Company shall negotiate in good faith with the Buyers, during the ten (10) day period following delivery of such notice, to provide such Future Financing on terms acceptable to the Company; provided, however, that if the Company and the Buyers are unable to agree on such terms during such period, the Company shall have the right to negotiate and contract with any other Person to obtain such Future Financing, provided that the terms of such Future Financing are no less favorable to the Company than those terms proposed in such written notice (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the "Capital Raising Limitations"). In the event the terms and conditions of a proposed Future Financing are amended in any material respect on terms which are less favorable to the Company after delivery of the notice to the Buyers concerning the proposed Future Financing, the Company shall deliver a new notice to each Buyer describing the amended terms and conditions of the proposed Future Financing and each Buyer thereafter shall have the exclusive right during the ten (10) day period following delivery of such new notice to provide such Future Financing on the same terms as contemplated by such proposed Future Financing, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Financing. The
Capital Raising Limitations shall not apply to any transaction involving: (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act); (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product, asset or license by the Company; or (iii) the sale by the Company of up to Fifteen Million Dollars
($15,000,000)  of Common  Stock to entities  controlled  by or  affiliated  with
[*****] (collectively, the "[*****] Entities"), provided that such sale referenced in this clause (iii) is consummated in a private placement closing simultaneous with or within thirty (30) days after the Closing at a price per share of not less than eighty percent (80%) of the market price of the Common Stock on the date of issuance, provided, further, that the Company shall not be permitted to file a registration statement with respect to the resale of such Common Stock by the purchaser referenced in this clause (iii) thereof for at least one hundred eighty (180) days after the date on which the Registration Statement required to be filed pursuant to the Registration Rights Agreement has been declared effective (plus any days in which sales cannot be made thereunder). The Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option, restricted stock or other employee benefit plan approved by the stockholders of the Company. Notwithstanding anything to the contrary in the Section 4(e), the [*****] Entities shall have the right to participate in the Future Financing, on a pro rata basis based upon the amount of securities purchased by the [*****] Entities in the transaction referenced in clause (iii) above, provided that, in the event that the [***]
Entities choose not to exercise their right to participate in the Future Financing, then the Buyers shall have the right to provide the remaining portion of the Future Financing not provided by the [*****] Entities.

                           f. Expenses.  The Company shall  reimburse  Rose Glen
Capital Management, L.P. ("Rose Glen") for all reasonable expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses and travel expenses. The Company's obligation to reimburse Rose Glen's expenses under this Section 4(f) shall be limited to Twenty-Five Thousand Dollars ($25,000), of which Two Thousand Five Hundred Dollars ($2,500) was advanced previously.

                           g. Financial Information.  The Company agrees to send
the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) business days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1) business day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

                           h.  Reservation of Shares.  The Company shall use its
best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than 6,000,000 shares, provided that, in the event that the Company delivers the Share Limit Waiver (as defined in the Certificate of Designation), the Company will promptly take all action necessary to reserve additional shares of Common Stock in accordance with its obligations hereunder, and the Company shall at all times thereafter have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and the issuance of the Conversion Shares in connection therewith (based on the lesser of the Variable Conversion Price (as defined in the Certificate of Designation) in effect from time to time and the Fixed Conversion Price (as defined in the Certificate of Designation) in effect from time to time) and as otherwise required by the Certificate of Designation and the full exercise of the Warrants and the issuance of the Warrant Shares (based on the exercise price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of or otherwise pursuant to the Preferred Shares and the exercise of or otherwise pursuant to the Warrants without the consent of each Buyer. Subject to the first sentence of this Section 4(h), if at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares issued and issuable upon conversion of or otherwise pursuant to the Preferred Shares (based on the lesser of the Variable Conversion Price in effect from time to time and the Fixed Conversion Price in effect from time to time (each as defined in the Certificate of Designation)) and Warrant Shares issued and issuable upon exercise of or otherwise pursuant to Warrants (based on the exercise price of the Warrants in effect from time to time), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

                           i.  Listing.  The Company shall  promptly  secure the
listing of the Conversion Shares and the Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Buyer owns any of the Securities shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of or otherwise pursuant to the Preferred Shares and Warrant Shares from time to time issuable upon exercise of or otherwise pursuant to the Warrants. The Company will obtain and, so long as any Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on Nasdaq, the Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives from Nasdaq and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

                           j.   Corporate   Existence.   So   long  as  a  Buyer
beneficially owns any Preferred Shares, the Company shall maintain its corporate existence and shall not merge, consolidate or sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where (i) the surviving or successor entity (and, if an entity different from the surviving or successor entity, the entity whose securities into which the Preferred Shares shall become convertible pursuant to Article VI.C(b) of the Certificate of Designation) in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith (provided, however, that in the case of a merger or consolidation in which the Company is not the surviving entity and in which all of the outstanding shares of capital stock of the Company are being acquired for or converted into the right to receive consideration consisting entirely of cash, then the successor or surviving entity (if not the Company) shall not be obligated to assume the obligations of the Company under the Certificate of Designation, except for the obligations under Article IV.B thereof), and (ii) any entity whose securities into which the Preferred Shares shall become convertible pursuant to Article VI.C(b) of the Certificate of Designation is a publicly traded corporation whose Common Stock is listed for trading on Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

                           k. No  Integration.  The  Company  shall not make any
offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

                           l.  Trading  Guidelines.  So long  as a  Buyer  holds
Preferred Shares, such Buyer covenants and agrees that it will conduct its sales of Common Stock in compliance with applicable securities laws and will not create any daily low trading price in the Common Stock.


                           m.  Certificates  of  Elimination.  The Company shall
promptly file Certificates of Elimination with the Secretary of State of the State of Delaware with respect to each series of its outstanding preferred stock which is fully converted by the holders thereof or redeemed by the Company upon such conversion or redemption.

                  5. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares or exercise of the Warrants in accordance with the terms thereof (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act or the date on which the Conversion Shares and the Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act or the date on which the Conversion Shares and the Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable securities laws and prospectus delivery requirements, if any, upon re-sale of the Securities. If a Buyer provides the Company with (i) an opinion of counsel, in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such Buyer.

                  6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Preferred Shares and Warrants to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                           a. The  applicable  Buyer  shall have  executed  this
Agreement and the Registration Rights Agreement and delivered the same to the Company.

                           b. The  applicable  Buyer  shall have  delivered  the
applicable Purchase Price in accordance with Section 1(b) above.

                           c. The  Certificate  of  Designation  shall have been
accepted for filing with the Secretary of State of the State of Delaware.

                           d.  The   representations   and   warranties  of  the
applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

                           e.  No   litigation,   statute,   rule,   regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Preferred Shares and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                           a. The Company shall have executed this Agreement and
the Registration Rights Agreement and delivered the same to the Buyer.

                           b. The  Company  shall have  delivered  to such Buyer
duly executed certificates (in such denominations as the Buyer shall request) representing the Preferred Shares and duly executed Warrants purchased at the Closing in accordance with Section 1(b) above.

                           c. The  Certificate  of  Designation  shall have been
accepted for filing with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

                           d. The Irrevocable  Transfer Agent  Instructions,  in
form and substance satisfactory to a majority-in-interest of the Buyers, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

                           e. The  representations and warranties of the Company
shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer or chief financial officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

                           f.  No   litigation,   statute,   rule,   regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           g. The Conversion Shares and the Warrant Shares shall
have been authorized for listing on Nasdaq (subject to official notice of issuance) and trading in the Common Stock on Nasdaq shall not have been suspended by the SEC or Nasdaq.

                           h. The Buyer  shall have  received  an opinion of the
Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as Exhibit "D" attached hereto.

                           i.  The  Buyer  shall  have   received  an  officer's
certificate described in Section 3(c) above, dated as of the Closing Date.

                           j. No material  adverse  change or development in the
business, operations, properties, prospects, financial condition or operations of the Company shall have occurred since the date hereof; provided that no decrease in the trading price of the Common Stock on Nasdaq shall in and to itself be considered to be such a material adverse change or development.

                           k.  The  Company's  Series  A,  B,  C,  D, F, G and N
preferred stock shall have been converted or eliminated and the only remaining series of preferred stock authorized and/or outstanding shall be Series E, F, H, I, J, K, L, M and O preferred stock.

                           l. The proposed  merger between the Company and Trans
Global Communications, Inc. shall not have been abandoned, canceled, terminated, or the terms thereof materially altered (in a manner materially adverse to the Company) from those previously publicly announced, nor shall there have been any public announcement that such merger may not be consummated.

                  8.       GOVERNING LAW; MISCELLANEOUS.

                           a. Governing Law. This Agreement shall be governed by
and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in the State of Delaware (without regard to principles of conflict of laws). The parties irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in Delaware with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                           b.  Counterparts;   Signatures  by  Facsimile.   This
Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                           c.  Headings.  The headings of this Agreement are for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

                           d.  Severability.  If any provision of this Agreement
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                           e. Entire Agreement;  Amendments.  This Agreement and
the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                           f. Notices.  Any notices  required or permitted to be
given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

           If to the Company:

           eGlobe, Inc.
           1250 24th Street, NW
           Suite 725
           Washington, DC 20037
           Attention: Chairman of the Board and Chief Executive Officer
           Facsimile: (202) 822-8984

           With copy to:

           Hogan & Hartson L.L.P
           Columbia Square
           555 13th Street, NW
           Washington, DC 20004-1109
           Attention: Steven M. Kaufman, Esq.
           Facsimile: (202) 637-5910

                  If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

           With copy to:

           Ballard Spahr Andrews & Ingersoll, LLP
           1735 Market Street, 51st Floor
           Philadelphia, Pennsylvania 19103
           Attention: Gerald J. Guarcini, Esq.
           Facsimile: (215) 864-8999

                  Each party shall provide notice to the other party of any change in address.

                           g.  Successors and Assigns.  This Agreement  shall be
binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder to (i) any of its "affiliates," as that term is defined under the 1934 Act and (ii) after the Maximum Share Amount (as defined in the
Certificate of Designation) has been issued, any person that purchases Securities in a private transaction from a Buyer, without the consent of the Company.

                           h.  Third  Party  Beneficiaries.  This  Agreement  is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                           i. Survival.  The  representations  and warranties of
the Company and the Buyers and the agreements and covenants set forth in Sections 2, 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Company or the Buyers. The Company agrees to indemnify and hold harmless each of the Buyers and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement or the Registration Rights Agreement, including advancement of expenses as they are incurred. Each Buyer agrees, severally and not jointly, to indemnify and hold harmless the Company and its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by such Buyer of any of its representations, warranties and covenants set forth in Sections 2 and 4 hereof or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

                           j.  Publicity.  The  Company  and each of the  Buyers
shall have the right to review a reasonable period of time before issuance of any press releases, filings with the SEC, the NASD or any stock exchange or interdealer quotation system, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of each of the Buyers, to make any press release or public filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

                           k.  Further  Assurances.  Each  party  shall  do  and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           l. No Strict Construction.  The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                           m. Remedies.  The Company  acknowledges that a breach
by it of its obligations hereunder will cause irreparable harm to each Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that each Buyer shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure any breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of showing economic loss and without any bond or other security being required.












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



         IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.

EGLOBE, INC.


By:
   -------------------------------------------------------
         Christopher J. Vizas
         Chairman of the Board and Chief Executive Officer

RGC INTERNATIONAL INVESTORS, LDC
By:      Rose Glen Capital Management, L.P.,
         Investment Manager
         By:      RGC General Partner Corp.,
                  as General Partner


By:
     -------------------------------------------------------
         Wayne D. Bloch
         Managing Director

RESIDENCE:  Cayman Islands

ADDRESS:

         c/o Rose Glen Capital Management, L.P.
         3 Bala Plaza East, Suite 200
         251 St. Asaphs Road
         Bala Cynwyd, PA  19004
         Facsimile:        (610) 617-0570
         Telephone:        (610) 617-5900

AGGREGATE SUBSCRIPTION AMOUNT:

         Number of Preferred Shares:                                      15,000
         Number of Warrants:                                             375,000
         Aggregate Purchase Price:                                   $15,000,000